Exhibit 10.1
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) dated November 2, 2005 by and among MTI TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto (the “Investors”) amends and restates the Investor Rights Agreement, dated as of June 17, 2004, as amended by Amendment No. 1 to Investor Rights Agreement, dated as of August 30, 2004, and as further amended by Amendment No. 2 to Investor Rights Agreement, dated as of November 30, 2004, by and among the Company and the Investors (the original agreements and such amendments, collectively the “Original IRA”).
BACKGROUND
     A. The Company sold and the Investors purchased Series A Stock and Warrants (defined below) pursuant to a Securities Purchase Agreement, dated as of June 17, 2004. The Company and the Investors entered into the Original IRA in connection with the issuance of the Series A Stock and associated Warrants.
     B. The Company and the Investors have entered into another Securities Purchase Agreement, dated as of August 19, 2005, pursuant to which such Investors are acquiring shares of Series B Convertible Preferred Stock, par value $0.001 per share, and Warrants as provided for therein, of the Company contemporaneously with the execution and delivery of this Agreement.
     C. Under Sections 7.01(p) and 7.02(c) of such Purchase Agreement, the delivery of this Agreement is a condition to the Investors’ acquisition, and the Company’s sale, of such shares of Series B Convertible Preferred Stock and Warrants.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby amend and restate the Original IRA in its entirety to be follows:
     1. Definitions. As used in this Agreement, the following terms shall have the indicated meanings:
     “Advent” means Advent International Corporation, a Delaware corporation.
     “Adverse Disclosure” means public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, and (iii) would be materially detrimental to the Company’s ability to effect a material proposed merger, acquisition, disposition, financing, reorganization, recapitalization, or similar transaction, or otherwise be materially detrimental to the Company.

     “Board of Directors” means the Board of Directors of the Company.
     “Certificate” means the Series A Certificate and/or the Series B Certificate as the context may require.
     “Commission” means the Securities and Exchange Commission.
     “Common Stock” means the common stock, par value $0.001 per share, of the Company, or any common stock or other securities issued in respect of such Common Stock, or into which such Common Stock is converted, due to stock splits, stock dividends or other distributions, merger, consolidation, reclassifications, recapitalizations or otherwise.
     “Company” has the meaning ascribed to it in the introductory paragraph hereto.
     “Company Election Notice” has the meaning ascribed to it in Section 3.2(a) below.
     “Company Policies” means the Company’s (a) Insider Trading Policy (Control No. 10-010-R2), (b) Pre-Clearance and Blackout Policy (Control No. 10-011-R3) and (c) Section 16 Compliance Program (Control No. 10-012-R3), as such policies may be amended or modified from time to time.
     “Director” means the Series A Director and/or the Series B Director as the context may require.
     “DMC III” means Digital Media & Communications III Limited Partnership, a Delaware limited partnership.
     “EMC” means EMC Corp., a Massachusetts corporation.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “GAAP” means U.S. generally accepted accounting principles consistently applied and maintained throughout the applicable periods.
     “Increased Maximum Vote Allowed” has the meaning ascribed to it in Section 4.4(a) below.
     “Indemnified Person” means a Person entitled to indemnification pursuant to Sections 2.6(a) or (b).
     “Indemnifying Person” means a Person obligated to provide indemnification pursuant to Sections 2.6(a) or (b).
     “Investor” has the meaning ascribed to it in the introductory paragraph hereto.
     “Investor Indemnified Person” has the meaning ascribed to it in Section 2.6(a) below.
     “Original IRA” has the meaning set forth in the introductory paragraph hereto.

     “Other Registration Rights” means written agreements under which the Company has agreed to include securities of the Company (other than Registrable Shares) in a Registration Statement.
     “Other Registration Rights Holders” means holders of securities subject to Other Registration Rights.
     “Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Preferred Stock” means the Series A Stock and Series B Stock.
     “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchase Agreement” means the Securities Purchase Agreement, dated as of August 19, 2005, by and among the Company and the Investors.
     “Registrable Shares” means (a) the Series A Registrable Shares, (b) the Series B Registrable Shares, (c) any other shares of Common Stock issued or issuable upon the conversion or exercise of any other securities held by an Investor, including the Warrants, and (d) any other shares of Common Stock held by an Investor; provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 or at such time at which such Registrable Shares may be sold pursuant to paragraph (k) of Rule 144.
     “Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of Registration Selling Investor Counsel, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Registration Selling Investors’ own counsel (other than the Registration Selling Investor Counsel).
     “Registration Initiating Investors” means the Investors initiating a request for registration pursuant to Section 2.1(a).
     “Registration Selling Investor” means any Investor owning Registrable Shares included in a Registration Statement.
     “Registration Selling Investor Counsel” means, if Investors are participating as Registration Selling Investors with respect to a registration, counsel selected by Advent to represent all Registration Selling Investors with respect to such registration. Any notice or other delivery requirement deliverable by the Company to the Registration Selling Investor

Counsel shall be made to such person at such address as Advent may reasonably request from time to time through written notice to the Company.
     “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company, other than (a) a registration statement on Form S-4 or Form S-8, or their successors, or any other form for a similar limited purpose, or (b) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.
     “Registration Threshold Amount” has the meaning ascribed to it in Section 2.1(a) below.
     “Rule 144” means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.
     “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Series A Certificate” means the Certificate of Designations of Series A Convertible Preferred Stock forming a part of the Certificate of Incorporation of the Company, as amended from time to time in accordance with the terms thereof.
     “Series A Director” means the member of the Board of Directors designated by the holders of shares of Series A Stock pursuant to the Series A Certificate.
     “Series A Nominator” has the meaning ascribed to it in Section 3.2(b) below.
     “Series A Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Series A Stock held by an Investor from time to time, and (b) the shares of Common Stock issued or issuable upon the exercise of the Warrants issued contemporaneously with the Series A Stock and held by an Investor from time to time.
     “Series A Stock” means the Series A Convertible Preferred Stock of the Company issued pursuant to a Securities Purchase Agreement, dated June 17, 2004, between the Investors and the Company.
     “Series B Certificate” means the Certificate of Designations of Series B Convertible Preferred Stock forming a part of the Certificate of Incorporation of the Company, as amended from time to time in accordance with the terms thereof.
     “Series B Director” means the member of the Board of Directors designated by the holders of shares of Series B Stock pursuant to the Series B Certificate.
     “Series B Nominator” has the meaning ascribed to it in Section 3.2(b) below.

     “Series B Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Series B Stock held by an Investor from time to time, (b) the shares of Common Stock issued or issuable upon the exercise of the Warrants issued contemporaneously with the Series B Stock and held by an Investor from time to time.
     “Series B Stock” means the Series B Convertible Preferred Stock of the Company issued pursuant to the Purchase Agreement.
     “Shares” means the shares of Series A Stock and Series B Stock held by the Investors.
     “Shelf Registration Statement” means the Registration Statement filed by the Company with the Commission pursuant to Section 2.3 covering the resale of all Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act.
     “Subsidiary” means any corporation or other entity of which the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time directly or indirectly owned by the Company.
     “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market or (b) if the Common Stock is not traded on any such market, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).
     “Transfer” means, as the context requires, (a) any sale, transfer, distribution or other disposition, whether voluntarily or by operation of law, or (b) the act of effecting such a sale, transfer, distribution or other disposition.
     “Warrants” means the warrants to purchase shares of Common Stock, par value $0.001 per share, originally issued to an Investor in connection with the issuance of either the Series A Stock or Series B Stock.
     2. Registration Rights
     2.1. Demand Registrations
     (a) Investors holding in the aggregate at least a majority of the shares of Preferred Stock then outstanding may, at any time, request, in writing, that the Company file a Registration Statement on Form S-3 (or any successor form) to effect the registration of an offering of Registrable Shares owned by such Investor(s) and having an aggregate value of at least $5,000,000, based on the last reported sale price of the Common Stock on the trading day immediately preceding the date of such request (the “Registration Threshold Amount”); provided, however, that, if at the time of such request the Company is not eligible to register for resale the Registrable Shares on Form S-3, the Company shall register the Registrable Shares on such other form as the Company is eligible to use. The Company shall set forth in such Form S-3 any information that may be required in a registration that is filed on Form S-1 and that the lead underwriter managing the offering reasonably requests be expressly included in the Registration Statement.
     (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly (but in any event within 10 days) give written notice of such proposed registration to all other Investors. Such other Investors shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Investors may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(c). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares that the Company has been requested to so register.
     (c) If the Registration Initiating Investors intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) and the Company shall include such information in its written notice referred to in Section 2.1(b). In such event, (i) the right of any other Investor to include its Registrable Shares in such registration pursuant to Section 2.1(a) shall be conditioned upon such other Investor’s participation in such underwriting on the terms set forth herein, and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Investors materially greater than the obligations of the Investors pursuant to Section 2.6.
     If the Company and the Registration Initiating Investors are unable to mutually agree on the managing underwriter(s) for any underwritten offering pursuant to Section 2.1(a) within 15 days after the Company receives the Registration Initiating Investors’ request, the Company shall select an underwriter out of a pool of three underwriting firms chosen by the Registration Initiating Investors, each of which firms shall have a national reputation and shall have prior experience with software companies.
     If any Investor that has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting; provided, however, that, if Registration Selling Investors holding a majority of the remaining Registrable Shares mutually agree, the Company shall continue to effect the registration of such remaining Registrable Shares regardless of whether the aggregate value of the remaining Registrable Shares is less than the Registration Threshold Amount, in which case the registration, once effective, shall be counted as a registration for the purposes of Section 2.1(d).

     If the lead managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated first among Investors holding the Series B Registrable Shares, in proportion, as nearly as practicable, to the respective number of Series B Registrable Shares each Investor has requested be included in such registration. In the event all Series B Registrable Shares have been included, then the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated second among Investors holding the Series A Registrable Shares, in proportion, as nearly as practicable, to the respective number of Series A Registrable Shares each Investor has requested be included in such registration. In the event all Series A Registrable Shares have been included, then the number of remaining Registrable Shares to be included in the Registration Statement and underwriting shall be allocated finally among Investors holding of the remaining Registrable Shares, in proportion, as nearly as practicable, to the respective number of Registrable Shares each Investor has requested be included in such registration.
     (d) The Company shall not be required to effect more than a total of three (3) registrations requested pursuant to Section 2.1(a). The Investors shall not deliver a notice pursuant to Section 2.1(a) requesting registration of any underwritten offering until at least 6 months after the closing of any prior underwritten offering registered pursuant to a request under Section 2.1(a). For purposes of this Section 2.1(d), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission. Notwithstanding the foregoing, any request for registration that is withdrawn by the Registration Initiating Investors primarily as a result of material adverse information concerning the business or financial condition of the Company, where such information is made known to the Registration Initiating Investors after the date on which such registration statement was filed, shall not count as a Registration Statement.
     (e) If, at the time of any request to register Registrable Shares by Registration Initiating Investors pursuant to this Section 2.1, such registration would require Adverse Disclosure, or the Company is engaged or has plans to engage in a registered public offering or is engaged in a material proposed merger, acquisition, disposition, financing, reorganization, recapitalization or similar transaction that, in the good faith determination of the Board of Directors, could be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.
     2.2. Incidental Registrations
     (a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed (i) pursuant to Section 2.1 or 2.3 or (ii) in accordance with the requirements of a written agreement entered into prior to the date hereof, except in any such case to the extent expressly permitted therein) at any time and from time to time, it shall, prior to such filing, give written notice to all Investors of its intention to do so; provided that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). Upon the written request of an Investor or Investors given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares that the Company has been requested by such Investor or Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation upon 10 days’ advance written notice to the Investors. Upon receipt of any such notice, the Investors may elect to exercise their right to demand a registration in accordance with Section 2.1.
     (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Investor to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Investor’s participation in such underwriting on the terms set forth herein and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Investor may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting.
     If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by Persons other than the Investors shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated first among Investors holding Series B Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis that are Series B Registrable Shares) held by them on the date the Company gives the notice specified in Section 2.2(a). If all such Series B Registrable Shares are included, then the number of shares that may be included in such Registration Statement and underwriting shall be allocated second among Investors holding Series A Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis that are Series A Registrable Shares) held by them on the date the Company gives the notice specified in Section 2.2(a). If all such Series A Registrable Shares are included, then the number of shares that may be included in such Registration Statement and underwriting shall be allocated finally among Investors holding any remaining Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Investor would be entitled to include more shares than such holder has requested to be registered, the excess shall be allocated among other requesting Investors pro rata in the manner described in the preceding sentences. In no event shall the number of shares permitted to be offered by the Company be reduced pursuant to the terms of this paragraph.
     2.3. Shelf Registration. The Company shall prepare and file with the Commission a Shelf Registration Statement as promptly as practicable after the date hereof (and in any event by no later than 30 days after the Closing Date), and shall use its best efforts to take such steps as are necessary to enable the Shelf Registration to be declared effective by the Commission as promptly as practicable after the date hereof. The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case such Shelf Registration Statement shall be on such other form as the Company is eligible to use). The Company shall notify Registration Selling Investor Counsel in writing promptly (in any event within one Trading Day) after receiving notification from the Commission that the Shelf Registration Statement has been declared effective.
     2.4. Registration Procedures
     (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:
(i)	prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii)	not less than (a) five (5) Trading Days prior to the filing of the Shelf Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), or (b) ten (10) Trading Days prior to the filing of any other Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to Registration Selling Investor Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of each Registration Selling Investor and its counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; and the Company shall not file any Registration Statement or any such

Prospectus or any amendments or supplements thereto to which the Registration Selling Investors holding a majority of the Registrable Shares to be registered thereunder and their counsel shall reasonably object, provided that such objection is communicated to the Company within three (3) Trading Days of receipt of such documents;

(iii)	as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and use its best efforts to keep the Registration Statement continuously effective:
(A)	in the case of the Shelf Registration Statement filed pursuant to Section 2.3, until the earliest of (1) the date on which all of the Registrable Shares covered by the Shelf Registration Statement have been sold, and (2) the date on which all of such Registrable Shares may be sold pursuant to paragraph (k) of Rule 144, as determined by the Company after consultation with legal counsel; provided that if the Company ceases to keep the Registration Statement effective by reason of clause 2 herein, the Company must certify to the Investors, by delivery of a certificate to that effect to each Registration Selling Investor, that the Registrable Shares may be sold pursuant to paragraph (k) of Rule 144; and

(B)	in the case of all other registrations, for (1) 180 days from the effective date or such greater period, up to 360 days, as an underwriter may require, or (2) such lesser period until all such Registrable Shares are sold; provided that the number of days specified in this clause (B) shall not include any day on which a Registration Selling Investor is restricted from offering or selling Registrable Shares pursuant to Sections 2.4(b) or (c) below;
(iv)	in all cases respond as promptly as possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto;

(v)	as expeditiously as possible furnish to each Registration Selling Investor, without charge, at least one conformed copy of the applicable Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission;

(vi)	as expeditiously as possible furnish to each Registration Selling Investor such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registration Selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Registration Selling Investor; and the Company hereby consents to the use of any such Prospectus and each amendment or supplement thereto by each Registration Selling Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

(vii)	use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (x) any order suspending the effectiveness of any Registration Statement or (y) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction as soon as reasonably practicable;

(viii)	as expeditiously as possible (and in the case of the Shelf Registration Statement, prior to the public offering of Registrable Securities pursuant thereto) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Registration Selling Investors shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Registration Selling Investors to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Registration Selling Investors; provided, however, that the Company shall not be required in connection with this paragraph (viii) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction; as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which the same securities issued by the Company are then listed;

(ix)	promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

(x)	cooperate with the Registration Selling Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted hereunder and in compliance with applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Registration Selling Investors may request;

(xi)	promptly make available for inspection by the Registration Selling Investors, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Registration Selling Investors, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that, unless otherwise mutually agreed by the Company and the recipient Investor, the Company will not make any material nonpublic information available to an Investor; and

(xii)	in connection with an underwritten disposition of Registrable Shares, provide such reasonable assistance in the marketing of the Registrable Shares as is customary of issuers in primary underwritten public offerings (including participation by its senior management in “road shows”).
     (b) At any time when a Prospectus is required to be delivered under the Securities Act, the Company shall promptly notify each Registration Selling Investor of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of the Registration Statement; (ii) the Commission comments in writing on the Registration Statement (in which case the Company shall deliver to each Registration Selling Investor a copy of such comments and of all written responses thereto); (iii) the Registration Statement or any post-effective amendment is declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any Suit (as defined in the Purchase Agreement) for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Suit for such purpose; or (vii) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If requested, the Registration Selling Investors shall immediately cease making offers of Registrable Shares pursuant to the Registration Statement until their receipt of the copies of the supplemented or amended Prospectus. Following receipt of the revised Prospectuses, the Registration Selling Investors shall be free to resume making offers of the Registrable Shares.
     (c) In the event that it is advisable to suspend use of a Prospectus included in a Registration Statement because continued use would require Adverse Disclosure, the

Company shall notify each Registration Selling Investor to such effect, and, upon receipt of such notice, each such Registration Selling Investor shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Registration Selling Investor has received copies of a supplemented or amended Prospectus or until such Registration Selling Investor is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.4(c) to suspend sales of Registrable Shares for a period in excess of 60 consecutive days or a total of 90 days in any 365-day period; provided that the Company may suspend such sales for a period of up to 90 consecutive days (and a total of 120 days in a 365-day period) if the reason for the continued suspension beyond 60 days relates solely to the preparation of financial statements required to be filed in accordance with Item 9.01 of Form 8-K under the Exchange Act (in which event the Company shall use its best efforts to cause such financial statements to be prepared as promptly as reasonably practicable in the circumstances), and such suspension period shall automatically terminate two Trading Days after the filing of such financial statements. In no event shall the Company’s right under this Section 2.4(c) be exercised to suspend sales of Registrable Shares beyond the period during which sales of Registrable Shares would require Adverse Disclosure. After the end of any suspension period under this Section 2.4, the Company shall use its best efforts (including filing any required supplemental prospectus) to restore, as promptly as reasonably possible, the effectiveness of the Registration Statement and the ability of the Registration Selling Investors to publicly resell their Registrable Securities pursuant to such effective Registration Statement.
     2.5. Payment of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement.
     2.6. Indemnification and Contribution
     (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Registration Selling Investor and each underwriter of such Registrable Shares, their respective partners, members, agents, directors, officers, fiduciaries, investment advisors, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock) and employees of each of them, and each other Person, if any, who controls such Registration Selling Investor or underwriter within the meaning of the Securities Act or the Exchange Act and the officers, directors, partners, members, agents and employees of each such controlling Person (each such Person an “Investor Indemnified Person”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, as incurred, joint or several, that arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the

Registration Statement or any amendment or supplement to such Registration Statement or Prospectus, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Investor Indemnified Person for any legal or any other expenses reasonably incurred by such Investor Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any Investor Indemnified Person, in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made (x) in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such Person specifically for use in the preparation thereof, or (y) in any Registration Statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, which was corrected in a subsequent prospectus, or any amendment or supplement thereto, and such Investor Indemnified Person failed to deliver or provide a copy of such subsequent prospectus, or amendment or supplement thereto, to a purchaser of Registrable Shares at or prior to the confirmation of the sale of such Registrable Shares in any case where such delivery is required by the Securities Act, provided that the limitation on indemnification provided by this paragraph shall not apply if such Investor Indemnified Person’s failure to deliver or provide a copy of the prospectus resulted from the Company’s failure to furnish such Investor Indemnified Person such prospectus, or amendment or supplement thereto, on a timely basis to permit such delivery or provision.
     (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Registration Selling Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any and all losses, claims, damages, liabilities, settlement costs and expenses arising solely out of (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or Prospectus, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Registration Selling Investor furnished in writing to the Company by such Registration Selling Investor specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Registration Selling Investor hereunder shall be limited to an amount equal to the net proceeds to such Registration Selling Investor of Registrable Shares sold in connection with such registration.
     (c) Each Indemnified Person shall give notice to the Indemnifying Person promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Person to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Person, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Person (whose approval shall not be unreasonably withheld, conditioned or delayed); and provided further, that the failure of any Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Section 2.6 except to the extent that the Indemnifying Person is actually prejudiced by such failure. The Indemnified Person may participate in such defense at such party’s expense; provided, however, that the Indemnifying Person shall pay such expense if the Indemnified Person reasonably concludes that representation of such Indemnified Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or potential conflicts of interests between the Indemnified Person and any other party represented by such counsel in such proceeding; and provided further, that in no event shall the Indemnifying Person be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Person. The Indemnifying Person also shall be responsible for the expenses of such defense if the Indemnifying Person does not elect to assume such defense. No Indemnifying Person, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation, and no Indemnified Person shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Person, which consent shall not be unreasonably withheld, conditioned or delayed.
     (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Person in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Person shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Registration Selling Investors on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities. The relative fault of the Company and the Registration Selling Investors shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Registration Selling Investors and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Registration Selling Investors agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.6(d), in no case shall any one Registration Selling Investor be liable or responsible for any amount in excess of the net proceeds received by such Registration Selling Investor from the offering of Registrable Shares; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.6(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.6(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
     (e) The indemnity and contribution agreements contained in this Section 2.6 are in addition to any other liability that any Indemnifying Person may have to any Indemnified Person.
     2.7. Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.
     2.8. Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such customary information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and that is required under applicable laws, rules and regulations. Each holder of Registrable Shares included in any registration shall provide the Company with written notice within 10 business days of the sale of any Registrable Shares pursuant to such registration.
     2.9. Termination. The rights and obligations under this Section 2 shall terminate with respect to an Investor on the earlier of (a) the date on which all of the Registrable Shares owned by that Investor and covered by the Shelf Registration Statement or another Registration Statement have been sold, and (b) the date on which all of the Registrable

Shares owned by that Investor may be sold within a single 90-day period under Rule 144 (as determined by such Investor after consultation with legal counsel). Notwithstanding the foregoing, the right and obligations of the Company and the Registration Selling Investors under Section 2.6 (relating to indemnification) shall survive any termination of this Agreement or any part thereof.
     3. Board of Directors.
     3.1. Series B Director and Series A Director.
     (a) If the Series B Director was named prior to the Closing, then the Company confirms that, effective contemporaneously with the execution and delivery of this Agreement, such individual has become a director of the Company, pursuant to the right of the Investors holding Series B Stock to designate the Series B Director and that Michael Pehl is the Series A Director, pursuant to the right of the Investors holding Series A Stock to designate the Series A Director. If the Series B Director was not so named in advance of the Closing, then the Company shall take all necessary action to cause such person, promptly but in no event later than fifteen days after his designation, to become a member of the Board.
     (b) The Company agrees that, if at any time (i) Series A Shares are outstanding and the Investors holding the Series A Stock are unable to designate a Director under Section 3(b) of the Series A Certificate by reason of the operation of the formula set forth therein, or (ii) Series B Shares are outstanding and the Investors holding the Series B Stock are unable to designate a Director under Section 3(b) of the Series B Certificate by reason of the operation of the formula set forth therein the Board of Directors shall, to the extent permitted by the Bylaws of the Company, increase the size of the Board of Directors to such number as will then enable the Investors to designate the Series A Director or Series B Director, as applicable (in either case, such number of Directors is referred to herein as the “Required Number of Directors”). If at any time the Bylaws of the Company prevent the Board of Directors from increasing the size of the Board of Directors to the Required Number of Directors, the Board of Directors shall submit to the Company’s stockholders for their approval an amendment to the Bylaws that will allow an increase in the size of the Board of Directors to at least the Required Number of Directors.
     (c) In the event that the board of directors of any Subsidiary is expanded beyond the number of members existing as of the date hereof (for reasons other than compliance with local law), the Company shall cause the Directors to be elected to the board of directors of such Subsidiary and to provide to the Directors the same rights with respect to such Subsidiary as provided by the Company to the Series B Director and the Series A Director hereunder.
     (d) The Company and the Investors agree to take any such further actions as may be necessary or desirable to effect the election, from time to time in the future, of the Directors to (i) the Board of Directors and (ii), if and when applicable, the board of directors of each Subsidiary.

     (e) No individual designated to serve on the Board of Directors as a Director shall be deemed to be the deputy of or otherwise required to discharge his or her duties under the direction of, or with special attention to the interests of, the Investors.
     3.2. Designation of Series B Director and Series A Director.
     (a) The Company shall provide each Investor with at least 20 days’ prior written notice (a “Company Election Notice”) of any intended mailing of a notice to stockholders for a meeting or other action relating to an election of directors. The Company Election Notice shall specify (i) the date of such meeting, (ii) the date on which such mailing is intended to be made, and (iii) the name or names of the directors of the Company whose terms are to expire at such meeting.
     (b) If (i) the term of the Series B Director is expiring as indicated in the Company Election Notice and (ii) DMC III (the “Series B Nominator”) owns any shares of Series B Stock on the record date for such election, then the Series B Nominator shall confer with the other Investors holding shares of Series B Stock regarding the individual to be nominated for election as the Series B Director, and after such discussion shall have the right to nominate, in its sole discretion, the individual who shall be presented for election by the holders of the Series B Stock, in accordance with the Certificate relating to the Series B Stock, as the Series B Director. If (i) the term of the Series A Director is expiring as indicated in the Company Election Notice and (ii) DMC III (the “Series A Nominator” owns any shares of Series A Stock on the record date for such election, then the Series A Nominator shall confer with the other Investors holding shares of Series A Stock regarding the individual to be nominated for election as the Series A Director, and after such discussion shall have the right to nominate, in its sole discretion, the individual who shall be presented for election by the holders of the Series A Stock, in accordance with the Certificate relating to the Series A Stock, as the Series A Director. The Series B Nominator or the Series A Nominator, as the case may be, shall give written notice to the other Investors and the Company, no later than 15 days after receipt of the applicable Company Election Notice, of such individual to be nominated for election as the Series B Director or the Series A Director, respectively, for election to the Board of Directors as of the date of such meeting.
     (c) If (i) a Director is one of the directors whose term is indicated in Company Election Notice as expiring and (ii) DMC III does not own any shares of Series B Stock or Series A Stock, as applicable, on the record date for such election, the Investors holding in the aggregate at least a majority of the shares of Series B Stock or Series A Stock, as the case may be, on the record date for such election shall give written notice to the other Investors and the Company, no later than 15 days after receipt of the Company Election Notice, of the individual to be designated by them for election to the Board of Directors as of the date of such meeting.
     (d) If the Company fails to receive notice from either the Series B Nominator or the Series A Nominator, or other applicable Investors as provided in Section 3.2(b) or 3.2(c), respectively, then the individual then serving as the Series B Director or the

Series A Director, as the case may be, shall be deemed to have been designated for reelection.
     (e) The Investors agree to vote any Shares or Common Stock owned or controlled by them in favor of the election of the individuals designated pursuant to Section 3.2(b), 3.2(c) or 3.2(d), as the case may be, or otherwise in accordance with the applicable Certificate, to the Board of Directors as the Series B Director or the Series A Director, as the case may be, at such meeting or in any consent in lieu of a meeting of the shareholders that is the subject of a Company Election Notice.
     3.3. Observer Rights. The Company shall give EMC written notice of each meeting of the Board of Directors and each committee thereof at least at the same time and in the same manner as notice is given to the directors, and the Company shall permit a representative of EMC to attend as a non-voting observer all meetings of the Board of Directors and all committees thereof. The Company shall deliver to the representative of EMC all written materials and other information (including without limitation copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. EMC understands and acknowledges that the Board of Directors (or a committee of the Board of Directors, as the case may be) shall have and reserve the right to exclude the observer from all or any portion of a meeting to the extent (i) necessary to preserve attorney client privilege or (ii) the Board of Directors (or such committee), in its sole discretion, deems the presence of such observer to be inconsistent with the Company’s goal of adhering to best practices of corporate governance or otherwise inadvisable under then-current laws, rules, regulations, including any guidelines and interpretations thereof set forth or proposed by the Nasdaq Stock Market or any exchange on which the Common Stock is then traded. The Company shall use its best efforts to provide such observer with as much advance notice as is reasonably practicable of such need for exclusion. If any action is proposed to be taken by written consent in lieu of a meeting of the Board of Directors or any committee thereof, the Company shall give written notice thereof to EMC on or before the effective date of such consent describing in reasonable detail the nature and substance of such proposed action. If and to the extent that the board of directors of a Subsidiary shall be expanded and include the Series B Director and the Series A Director, pursuant to Section 3.1(c), then the Company shall cause the applicable Subsidiary to provide to EMC the same rights with respect to such Subsidiary as provided by the Company to EMC hereunder. Notwithstanding the foregoing, (a) the observer rights granted pursuant to this Section 3.3 shall be subject to EMC and the observer complying with the Company Policies, and (b) EMC agrees, and any EMC observer will agree, to hold in confidence all confidential information concerning the Company provided to EMC or learned by EMC in connection with its rights under this Section 3.3, using the same degree of care as EMC uses to protect its own confidential information, except to the extent otherwise required by law and any other regulatory process to which EMC is subject. The Company agrees to grant Advent or any affiliate thereof observer rights for one individual under the same terms and conditions set forth above for EMC upon receipt of written notice from Advent requesting observer rights for itself or any affiliate.

     3.4. Other Covenants.
     (a) For so long as any Director is serving on the Board of Directors:
(i)	The Company shall reimburse the Director for his or her respective reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof, to the extent provided in, and in accordance with, the Company’s reimbursement policy in effect from time to time with respect to other directors who are not employees of the Company or a Subsidiary. A Director shall be entitled to receive such fees or other compensation as may be paid by the Company from time to time to directors who are not employees of the Company or a Subsidiary.

(ii)	The Company’s Certificate of Incorporation shall at all times provide for the indemnification of the members of the Board of Directors to the fullest extent provided by the Delaware General Corporation Law and to the maximum extent provided in any indemnification agreement entered into between the Company and any of its directors and officers. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as contained in the Company’s Certificate of Incorporation.

(iii)	The Company shall use its best efforts to carry and maintain any insurance against directors’ and officers’ liability to cover each Director to the same extent as directors elected by the holders of Common Stock; provided, however, that the amount of such coverage shall not be less than $15,000,000.
     (b) For so long as the representative of EMC attends as a non-voting observer all meetings of the Board of Directors and all committees thereof, the Company shall reimburse the representative of EMC for his or her reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof, to the extent provided in, and in accordance with, the Company’s reimbursement policy in effect from time to time with respect to directors who are not employees of the Company or a Subsidiary.
     (c) By executing the signature page to this Agreement, each of the Investors hereby (i) acknowledges the receipt of a copy of each Company Policy as in effect on the date hereof, and (ii) agrees to comply with such Company Policies.

     4. Additional Covenants.
     4.1. Compliance with Federal Securities Laws. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Investors to have the Registrable Shares registered for resale pursuant to a registration on Form S-3 (or any successor form), the Company shall:
     (a) use its best efforts to make and keep current public information about the Company available, as those terms are understood and defined in Rule 144, at all times;
     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
     (c) use its best efforts to comply with the applicable provisions of the Sarbanes-Oxley Act that are currently in effect and to comply with any other applicable provisions of the Sarbanes-Oxley Act not currently in effect as such provisions become effective; and
     (d) furnish to any Investor upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and (ii) such other reports and documents of the Company as such Investor may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any Registrable Shares without registration.
     4.2. Other Registration Rights. Subsequent to the date hereof, the Company shall not enter into any Other Registration Rights with any Other Registration Rights Holder unless such Other Registration Rights do not conflict in any material respect with the provisions of this Agreement. Other Registration Rights shall not be deemed to conflict with this Agreement solely as a result of a grant of incidental registration rights to the Other Registration Rights Holders with respect to a Registration Statement filed pursuant to Section 2.1; provided that:
(i)	Investors are granted the right to exercise incidental registration rights with respect to any registration required by such Other Registration Rights Holders to be made by the Company;

(ii)	if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering made at the request of the Other Registration Rights Holders, the shares held by such Other Registration Rights Holders shall be excluded first, before any shares of the Investors are excluded; and

(iii)	if a managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten in an offering requested under Section 2.1, the shares held by such Other Registration Rights Holders shall be excluded first, before any shares of the Investors are excluded.
     4.3. Financial and Business Information. From and after the date hereof, the Company shall deliver to each Investor:
     (a) Annual Statements. As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter:
(i)	consolidated and consolidating balance sheets of the Company and any subsidiaries at the end of such year;

(ii)	consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Company and any subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except as described in the notes thereto and for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and

(iii)	comparisons of each pertinent item in (i) and (ii) above to the operating and capital budget referred to in Section 4.3(b) below.
     (b) Quarterly Statements. As soon as practicable after the close of each of the first three (3) fiscal quarters of each fiscal year of the Company, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such quarter and covering operations for such quarter and the portion of the Company’s fiscal year ending on the last day of such quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, and a summary written analysis of such comparison.
     (c) Audit Reports. As soon as practicable after receipt thereof, a copy of any financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company.

     (d) Other Reports. As soon as practicable after receipt thereof, one copy of each financial statement, report, notice of proxy statement, if any, sent by the Company to stockholders generally, of each written communication received by the Company from any domestic or foreign securities exchange, the Commission or any foreign regulatory authority performing functions similar to the Commission.
     (e) Corporate Governance. The Investors and the Company agree that the preparation and discussion of the information set forth in Section 4.3(e)(i), (ii) and (iii) below are in the best interests of the Company and that the Company will (x) prepare such information and make it available to any member of the Board of Directors and (y) discuss the information with its Board of Directors unless otherwise directed by the Board of Directors. The Company shall deliver such information to an Investor upon an investors written request only after compliance with Section 5 hereof by such Investor and the Company.
(i)	Business Plans and Budgets. At least thirty (30) days prior to the end of each fiscal year, (A) an annual business plan setting forth the anticipated strategic business activities and goals, including an expected operating budget, of the Company and projections of operating results, prepared on a quarterly basis, and (B) an annual capital budget describing the intended capital investment strategy of the Company that has been approved and adopted by the Board.

(ii)	Quarterly Statements. As soon as practicable after the close of each of the first three (3) fiscal quarters of each fiscal year of the Company, the Company shall also provide comparisons of each pertinent item required by 4.3(b) to the operating and capital budget referred to in Section 4.3(e)(i) above.

(iii)	Monthly Statements. Within thirty (30) days after the end of each month, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such month and covering operations for such month and the portion of the Company’s fiscal year ending on the last day of such quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year, and a summary written analysis of such comparison. The Company shall also provide comparisons of each pertinent item to the operating and capital budget referred to in Section 4.3(e)(i) above.
     (f) Company Policies. The business and financial information rights granted pursuant to this Section 4.3 shall be subject to the Investors’ continuing compliance with the Company Policies.

     4.4. Amendments to Series B Certificate and Series A Certificate.
     (a) If, due to a future change in the applicable rules or regulations of the Nasdaq Stock Market or other applicable market or exchange, shares of Series A Stock and/or Series B Stock may be afforded a greater number of votes (the “Increased Maximum Vote Allowed”) than the Maximum Per Share Preferred Vote (as defined in the applicable Series A Certificate and Series B Certificate) without requiring approval of the stockholders of the Company, the Company and the Investors shall take such actions as may be necessary to amend Section 3(a) of the Series A Certificate and Series B Certificate to increase the Maximum Per Share Preferred Vote to equal the Increased Maximum Vote Allowed.
     (b) If, due to a future change in the applicable rules or regulations of the Nasdaq Stock Market or other applicable market or exchange, the Series A Stock may be converted into a greater number of shares of Common Stock (the “Increased Conversion Threshold Allowed”) than the Conversion Threshold (as defined in the Series A Certificate) without requiring approval of the stockholders of the Company, the Company and the Investors shall take such actions as may be necessary to amend Section 4(a)(ii) of the Series A Certificate to increase the Conversion Threshold to equal the Increased Conversion Threshold Allowed.
     4.5. Available Copy. The Secretary of the Company shall maintain an original copy of this Agreement, duly executed by each of the parties hereto, at the principal executive office of the Company and shall make such copy available for inspection by any Person requesting it.
     5. Nonpublic Information. Neither the Company nor any Person acting on its behalf shall provide any Investor with any material, nonpublic information about the Company unless, in advance of the delivery of such information, the Investor consents to the receipt of such information and agrees to maintain the confidentiality of such information in writing, regardless of whether the delivery of such information is otherwise required pursuant to the terms of this Agreement or any other Transaction Document (as defined in the Purchase Agreement). The Company understands and confirms that each of the Investors will rely on the foregoing covenant in effecting transactions in securities of the Company.
     6. General.
     6.1. Use of Best Efforts. Where this Agreement requires the “best efforts” of the Company, it is understood and agreed that the Company shall not be required by its obligation to undertake “best efforts” to incur any extraordinary and material expense or undertake or engage in any litigation.
     6.2. Notices. All notices, certificates, deliverables required by this Agreement, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature page hereof, or such other address or facsimile number as such party may hereinafter specify for the purpose of this Section 6.2 to the party giving such notice. Each such notice, request or other communication shall be effective (a) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified on the signature pages of this agreement and the appropriate confirmation is received or, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (c) if given by any other means, when delivered at the address specified on the signature pages of this Agreement. Copies of anything sent pursuant to this Agreement to any party shall be sent at the same time to the address or facsimile number of the persons designated on the signature page hereof to receive copies, or such other person, address or facsimile number as such party may hereinafter specify for the purpose of this Section 6.2 to the party giving such notice.
     6.3. Amendments and Waivers. Other than with regard to the provisions of Section 2, this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding at least a majority of the Series A Stock and Series B Stock, each voting as a separate class, then held by Investors. The provisions of Section 2 may be amended or terminated and the observance of any term of Section 2 may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding at least a eighty-five percent (85%) of the Series B Stock and Series A Stock, each voting as a separate class, then held by Investors. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion. The Company shall give prompt written notice of any amendment or termination of this Agreement or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.3 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
     6.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Company may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of Investors holding at least a majority of the Series B Stock and Series A Stock, each voting as a separate class, then held by Investors.
     6.5. Transfer of Rights. Provided that the Company is given written notice by the Investor at the time of each transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights under this Agreement may be transferred in whole or in part in connection with the transfer of Registrable Shares, Series A Stock, Series B Stock or Warrants. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability of the rights under this Agreement shall not be transferred in connection with such transfer unless such transfer unless such transfer complies with all such covenants, agreements and other undertakings. In all cases, such rights shall not be transferred unless the transferee thereof executes a Counterpart. If any Investor transfers to another Person and such Person becomes a party to this Agreement, such Person shall be deemed an Investor for all purposes hereof.
     6.6. Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the parties hereby waives all rights to a trial by jury.
     6.7. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes any and all prior agreements and understandings, written or oral, relating to such subject matter, including without limitation the Original IRA.
     6.8. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
     6.9. Headings. The headings in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.
     6.10. Counterparts; Facsimile Signatures; Effectiveness. This Agreement may be executed in any number of counterparts (including facsimile signature) each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first above written.

MTI TECHNOLOGY CORPORATION
By:	/s/ Thomas P. Raimondi, Jr.
Name:	Thomas P. Raimondi, Jr.
Title:	President and Chief Executive Officer

Address for notices:

MTI Technology Corporation
17595 Cartwright Road
Irvine, California 92614
Attention: Chief Financial Officer
Facsimile: (949) 251-1101

with a copy to:
Morrison & Foerster LLP
19900 MacArthur Boulevard, 12th Floor
Irvine, California 92612
Attention: Tamara Tate, Esq.
Facsimile: (949) 251-0900
[Investor signature pages follow]

S-1

INVESTORS:

DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.

By:	Advent International Limited Partnership, General Partner

By:	Advent International Corporation, General Partner

By:	/s/ Michael Pehl
Name:	Michael Pehl
Title:	Partner

Address for notices:

c/o Advent International Corporation

75 State Street
Boston, Massachusetts 02109
Attention:	Michael Pehl
Partner
Facsimile:	617.951.0566

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention:	Julia D. Corelli, Esquire
Facsimile:	215.981.4750
Investor Signature Page to Investor Rights Agreement

ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS II LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Michael Pehl
Name:	Michael Pehl
Title:	Partner

Address for notices:

c/o Advent International Corporation

75 State Street
Boston, Massachusetts 02109
Attention:	Michael Pehl
Partner
Facsimile:	617.951.0566

With a copy to:
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention:	Julia D. Corelli, Esquire
Facsimile:	215.981.4750
Investor Signature Page to Investor Rights Agreement

EMC CORP.
By:	/s/ Michael J. Cody
Name:	Michael J. Cody
Title:	Vice President – Corporate Development

Address for notices:

176 South Street
Hopkinton, Massachusetts 01748
Attention:	C. Matthew Olton, Esquire
Senior Corporate Counsel
Facsimile:	508.497.6915

With a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, Pennsylvania 19103
Attention:	Julia D. Corelli, Esquire
Facsimile:	215.981.4750
Investor Signature Page to Investor Rights Agreement